[FACE OF STOCK CERTIFICATE]

                         [SurVivaLink Corporation Logo]

Number                                                                    Shares
- -------                                                                  -------

                             SURVIVALINK CORPORATION
              Incorporated under the Laws of the State of Minnesota

                    SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

                            COMMON CUSIP 869032 10 2


THIS CERTIFIES THAT __________________________________________ is the owner of
______________________________________ fully paid and non-assessable shares of
Common Stock, par value $.01 per share, of SURVIVALINK CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         WITNESS the facsimile signatures of its duly authorized officers.

Dated:

___________________________                          ___________________________
Secretary                                            President


Countersigned and Registered:
NORTHWEST BANK MINNESOTA, N.A.
Transfer Agent and Registrar

By ___________________________
Authorized Signature



                           [BACK OF STOCK CERTIFICATE]

THE ARTICLES OF INCORPORATION OF THE CORPORATION AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE SHARES OF PREFERRED STOCK OF THE CORPORATION IN ONE OR MORE SERIES. THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH SUCH SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UTMA - ______ Custodian _______ under Uniform Transfer to Minors
       (Cust)           (Minor)
                                                       Act _____________________
                                                                (State)

Additional abbreviations may also be used though not in the above list.

For value received ______ hereby sell, assign and transfer unto

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________


________________________________________________________________________________
(Please insert social security number or other identifying number of assignee)


_________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said stock on the books of the within- named Corporation with full power of substitution in the premises.

Dated:  ____________________________________

________________________________________


NOTICE: THE SIGNATURE TO THIS
ASSIGNMENT MUST CORRESPOND WITH THE
NAME AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.



________________________________________
SIGNATURE GUARANTEED